UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 22, 2005

ALLMERICA FINANCIAL CORPORATION
(Exact Name of Registrant
as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-13754		04-3263626
(Commission File Number)		(IRS Employer Identification No.)

440 Lincoln Street,
Worcester, Massachusetts		01653
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On August 22, 2005, Allmerica Financial Corporation, a Delaware corporation (“AFC”) and The Goldman Sachs Group, Inc., a Delaware corporation (“Goldman Sachs”) entered into a Stock Purchase Agreement (the “Agreement”), pursuant to which AFC will, on the terms and subject to the conditions thereof, sell its run-off variable life insurance and variable annuity business to Goldman Sachs. The transaction includes the sale to Goldman Sachs of all the outstanding shares of capital stock of Allmerica Financial Life Insurance and Annuity Company (“AFLIAC”), AFC’s primary life insurance company, and the reinsurance of the variable business of First Allmerica Financial Life Insurance Company (“FAFLIC”), an AFC affiliate. In connection with these transactions, Allmerica Investment Trust (“AIT”) has agreed to transfer certain assets and liabilities of its funds to certain Goldman Sachs Variable Insurance Trust managed funds through a fund reorganization transaction. Finally, AFC has agreed to sell to Goldman Sachs all the outstanding shares of capital stock of Allmerica Financial Investment Management Services, Inc., its investment advisory company, concurrently with the consummation of the fund reorganization transaction. In connection with the sale, AFC is seeking approval from the Massachusetts Division of Insurance for a cash dividend of $40 million from its remaining life business.

     Total cash proceeds from the sale and the dividend are projected to be approximately $385 million, approximately $70 million of which is expected to be deferred and paid over a three year period. The actual purchase price to be paid by Goldman Sachs will be determined at the closing, and is subject to changes in equity market levels, implied equity market volatility, interest rates and surrender activity. Additionally, the actual purchase price will be adjusted based on the actual surplus level of AFLIAC at the closing.

     Closings of the transactions are subject to satisfaction or waiver of various conditions, including regulatory approvals from the Massachusetts Division of Insurance and the New York Department of Insurance, expiration of the Hart-Scott-Rodino waiting period, filings with the Securities and Exchange Commission with respect to the reorganization of the AIT funds, the accuracy of various representations and warranties and compliance with covenants and agreements, and to other provisions customary for transactions of this kind. The AIT fund reorganization also requires fund shareholder approval.

     AFC and Goldman Sachs have made various representations, warranties and covenants in the Agreement, and have agreed to indemnify each other for breaches of such representations, warranties and covenants. Allmerica has also agreed to indemnify Goldman Sachs for certain litigation, regulatory matters and other liabilities relating to the pre-closing activities of the business being transferred.

Cautionary Statements

     The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the Agreement, a copy of which is filed herewith as Exhibit 2.1.

     The Agreement has been included to provide investors with information regarding its terms. Except for its status as the contractual document that establishes and governs the legal relations among the parties thereto with respect to the transactions described above, the Agreement is not intended to be a source of factual, business or operational information about the parties.

     The representations, warranties and covenants made by the parties in the Agreement is qualified, including by information in disclosure schedules that the parties exchanged in connection with the execution of the Agreement. Representations and warranties may be used as a tool to allocate risks between the parties, including where the parties do not have complete knowledge of all facts. Investors are not third party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of AFC or Goldman Sachs or any of their respective affiliates.

Forward-Looking Statements

     All of the foregoing statements, other than statements of historical fact, are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. In addition to any risks and uncertainties noted above, there are certain factors that could cause actual results to differ materially from those anticipated herein or by the statements made. These include: (1) the successful consummation of the transactions with Goldman Sachs in a timely manner; (2) the various conditions to the consummation of such transactions being satisfied or waived without the imposition of material burdens or expenses; (3) the required regulatory approvals of the transactions being obtained in a timely manner without the imposition of any material restrictions or burdens, and regulatory approval for future dividend requests from FAFLIC; (4) the uncertainties as to the gross or net proceeds to be received by AFC, including the uncertainty as to the effects of the various purchase price adjustments and expenses incurred by AFC; (5) the shareholder approval of the AIT fund reorganization; (6) the successful and timely execution of the anticipated repurchase program; (7) the ability to realize post-closing earnings for the property-casualty segment that are taxable and make FAFLIC’s tax attributes valuable; (8) the ability to timely achieve overhead and other expense savings; (9) the ability of AFC and FAFLIC to perform the transitional services in connection with the transactions without incurring unexpected expenses and the completion of the transitional services within the projected time so that the company can realize projected cost savings; (10) the uncertainties of the purchase price hedge to effectively hedge the purchase price as currently estimated and at a cost consistent with expectations; (11) the impact of policyholder surrenders on the purchase price adjustment, which are not hedged, and the impact that the announcement of the transactions or any financial strength rating actions triggered by the announcement could have on surrenders between the date of announcement and the closing; (12) the impact of contingent liabilities, including litigation and regulatory matters, assumed by AFC in connection with the transaction; (13) the ability to outsource the administration of the retained FAFLIC businesses at projected rates; (14) the statutory results of operations of AFC’s Life Companies segment until close, which will impact the statutory surplus of AFLIAC and consequently the ultimate purchase price; and (15) the future statutory operating results of FAFLIC, which will affect its projected statutory adjusted capital.

     Forward-looking statements are not guarantees of future performance, and actual results could well differ materially. Investors should consider these and other risks and uncertainties in AFC’s business that may affect future performance (including Life Companies operations) and that are discussed in readily available documents, including AFC’s Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed by AFC with the Securities and Exchange Commission and which are also available at www.allmerica.com under “Investor Relations”.

Item 8.01 Other Events

     On August 22, 2005, AFC issued a press release announcing the transactions contemplated by the Agreement. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

Exhibit 2.1	Stock Purchase Agreement, dated as of August 22, 2005, between The Goldman Sachs Group, Inc., as Buyer, and Allmerica Financial Corporation, as Seller (the schedules and exhibits have been omitted pursuant to item 601(b)(2) of Regulation S-K)

Exhibit 99.1	Press Release, dated August 22, 2005, issued by Allmerica Financial Corporation

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLMERICA FINANCIAL
CORPORATION

Date: August 23, 2005	By:	/s/ Edward J. Parry, III

		Name:	Edward J. Parry, III
		Title:	Executive Vice President, Chief
Financial Officer, Principal Accounting
Officer and Director

EXHIBIT INDEX
Exhibit No.	Description

Exhibit 2.1	Stock Purchase Agreement, dated as of August 22, 2005, between The Goldman Sachs Group, Inc., as Buyer, and Allmerica Financial Corporation, as Seller (the schedules and exhibits have been omitted pursuant to item 601(b)(2) of Regulation S-K)

Exhibit 99.1	Press Release, dated August 22, 2005, issued by Allmerica Financial Corporation